                                                                   EXHIBIT 10(T)


                         Dated as of November 20, 1997



Plains Marketing & Transportation Inc.
1600 Smith Street
Houston, TX 77002

     Re:  Amendment No. 7 to Uncommitted Secured
     Demand Transactional Line of Credit Facility
     --------------------------------------------

Gentlemen:

     Reference is made to that certain letter agreement outlining the parameters of an uncommitted secured demand transactional line of credit facility dated August 23, 1995 (as further amended to date and including all exhibits, schedules and annexes thereto, the "Marketing Letter Agreement") among BankBoston, N.A. (f/k/a The First National Bank of Boston) ("BKB"), Internationale Nederlanden (U.S.) Capital Corporation, Den Norske Bank ASA, Comerica Bank-Texas, Wells Fargo Bank (Texas), National Association and such other banks as may from time to time become parties thereto, (collectively, the "Lenders") and BKB, as agent for the Lenders (in such capacity, the "Agent") and Plains Marketing & Transportation Inc. (the "Borrower"). All capitalized terms used herein without definition which are defined in the Marketing Letter Agreement shall have the same meaning herein as therein.

     The Borrower acknowledges that the letter agreement outlining the parameters of an uncommitted secured demand transactional line of credit facility dated August 23, 1995 (as further amended to date and including all exhibits, schedules and annexes thereto, the "PMCT Letter Agreement") among the Lenders, the Agent, and PMCT Inc. ("PMCT") has been permitted to expire and is of no further force and effect. The Borrower further acknowledges that any reference to the PMCT Letter Agreement in the Marketing Letter Agreement, or any other reference thereto, is of no further force and effect.

     The Borrower, the Lenders and the Agent wish to amend certain terms of the Marketing Letter Agreement as follows:


     1. EXPIRATION DATE. Section 1(e)(i) of the Marketing Letter Agreement is hereby amended and restated in its entirety to read as follows:
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                                      -2-

     "(e) EXPIRATION: (i) No request for any Accommodation may be made after November 21, 1998, unless the Lenders, in their sole discretion and without any obligation to do so, extend such date in writing."


     2. REPRESENTATION The Borrower hereby represents that the execution and delivery of this Amendment will not constitute a "Default" or an "Event of Default" under that certain Third Amended and Restated Credit Agreement, dated as of April 11, 1996, by and among Plains Resources Inc., a Delaware corporation, Internationale Nederlanden (U.S.) Capital Corporation, a Delaware corporation, as agent, and the Lenders named therein (as the terms "Default" and "Event of Default" are defined therein).

     3. CONDITIONS PRECEDENT. This Amendment shall become effective upon receipt by the Agent of the following:

     (a) a counterpart of this Amendment duly signed where indicated below by each Lender, the Agent, the Borrower and Plains Resources Inc.; and

     (b) the Borrower's acknowledgment that the representation of the Borrower set forth herein shall be true as of the date hereof.

     If you agree to and accept the foregoing amendment, please so indicate by signing a counterpart of this letter and returning it to the Agent. Upon satisfaction of the conditions set forth in Section 2 hereof, this Amendment shall take effect as a binding agreement among us, to be construed and enforceable in accordance with the laws of The Commonwealth of Massachusetts.



                              PLAINS MARKETING &
                              TRANSPORTATION INC.


                              By:  /s/  PHILLIP D. KRAMER
                                   -------------------------
                              Name:  Phillip D. Kramer
                              Title:  Vice President



                              BANKBOSTON, N.A.,
                              Individually and as Agent


                              By:  /s/  TERRENCE RONAN
                                   -------------------------
                              Name:  Terrence Ronan
                              Title:   Vice President

                              INTERNATIONALE NEDERLANDEN (U.S.) CAPITAL
                              CORPORATION


                              By:  /s/  CHRISTOPHER R. WAGNER
                                   -----------------------------
                              Name:  Christopher R. Wagner
                              Title:  Vice President



DEN NORSKE BANK ASA           DEN NORSKE BANK ASA



By:  /s/ WILLIAM V. MOYER     By: /s/ BYRON L. COOLEY
     ---------------------       -----------------------------
Name:  William V. Moyer       Name: Byron L. Cooley
Title: First Vice President   Title:Senior Vice President



                              COMERICA BANK-TEXAS


                              By:  /s/  JAMES KIMBLE
                                   ----------------------------
                              Name:  James Kimble
                              Title: Assistant Vice President
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                                      -4-

                              WELLS FARGO BANK (TEXAS),
                                NATIONAL ASSOCIATION



                              By:  /s/  ANN M. RHOADS
                                   ----------------------------
                              Name:  Ann M. Rhoads
                              Title:   Vice President
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                                      -5-


                            RATIFICATION OF GUARANTY



     The undersigned Guarantor acknowledges and accepts the foregoing Amendment and ratifies and confirms in all respects such Guarantor's obligations under the Guaranty dated as of August 23, 1995 (the "Guaranty") executed and delivered by the Guarantor to the Agent and the Lenders.


PLAINS RESOURCES INC.



By:  /s/  PHILLIP D. KRAMER
     --------------------------------
Name:  Phillip D. Kramer
Title: Senior Vice President